Exhibit 99.1

EXECUTIVE COMPENSATION

Our chief executive officer and two of our other most highly compensated executive officers for the year ended December 31, 2020 are listed below:

•	Travis C. Mickle, Ph.D., our president, chief executive officer and chairman of the board;

•	Sven Guenther, Ph.D., our executive vice president, research and development; and

•	R. LaDuane Clifton, CPA, our chief financial officer, secretary and treasurer:

We refer to these executive officers as our named executive officers.

Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years ended December 31, 2020 and 2019, as applicable.

Name and Principal Position	Year	Salary ($)	Bonus $	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Travis C. Mickle, Ph.D.	2020	530,450	—	134,381	11,400	676,231
President, chief executive officer and chairman of the board	2019	527,875	—	825,807	6,492	1,360,174
Sven Guenther, Ph.D.	2020	374,792	10,000	51,193	13,061	449,046
Executive vice president, research and development	2019	363,875	—	311,906	11,950	687,731
R. LaDuane Clifton, CPA	2020	350,200	—	51,193	4,894	406,287
Chief financial officer, secretary and treasurer	2019	348,500	—	311,906	4,081	664,487

(1)

The amounts reflect the full grant date fair value for awards granted during 2020 and 2019, respectively. The grant date fair value was computed in accordance with ASC Topic 718, Compensation—Stock Compensation. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the executive will perform the requisite service for the award to vest in full. The assumptions we used in valuing options are described in Note L to our audited financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2019.

(2)	See “Narrative to Summary Compensation Table—Other Compensation” for a description of the items in this column.

Narrative to Summary Compensation Table

We review compensation at least annually for all employees, including our executives. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company. We do not target a specific competitive position or a specific mix of compensation among base salary, bonus or long-term incentives. The Compensation Committee has historically determined our executives’ compensation. Our Compensation Committee typically reviews and discusses management’s proposed compensation with the chief executive officer for all executives other than the chief executive officer. Based on those discussions and its discretion, our Compensation Committee, without members of management present, discusses and ultimately approves the compensation of our executive officers.

Annual Base Salary

Our named executive officers’ base salaries are reviewed periodically by our Compensation Committee, and adjustments may be made upon the approval of the Compensation Committee.

Effective March 1, 2019, our Compensation Committee approved an increase in Dr. Mickle’s, Dr. Guenther’s and Mr. Clifton annual base salaries to $530,450, $365,650, and $350,200 respectively.

Effective March 1, 2020, our Compensation Committee approved an increase in Dr. Guenther’s annual base salary to $376,620.

Annual Bonus and Non-Equity Incentive Plan Awards

Our Board and Compensation Committee may make cash bonus and non-equity incentive plan awards in their discretion. In May 2020, we awarded Dr. Guenther a cash bonus of $10,000 in connection with his product development efforts.

In February 2020, our Compensation Committee determined that no cash awards would be paid to our executive officers for their services in 2019. The Compensation Committee has yet to make any determinations regarding the payment of cash awards to our executive officers for their services in 2020. If the Compensation Committee approves any cash awards to be paid to our executive officers, we will report these awards pursuant to a Current Report on Form 8-K.

Long-Term Incentives

Our 2014 equity incentive plan, or the 2014 Plan, authorizes us to make grants to eligible recipients of non-qualified stock options, incentive stock options and other stock-based awards. All of our awards under this plan have been in the form of stock options.

We typically grant stock options at the start of employment to each executive and our other employees. Through December 31, 2020, we have not maintained a policy of granting additional equity on an annual basis, but we have retained discretion to provide additional targeted grants in appropriate circumstances.

We award stock options to employees who are not officers of the Company on the date the single person non-officer stock award subcommittee of the Compensation Committee approves the grant. If employees are officers of the Company we award stock options on the date the Compensation Committee approves the grant. We set the option exercise price as the last reported sale price of our common stock on The NASDAQ Stock Market on the date of grant.

In February 2019, we granted Dr. Mickle an option to purchase 26,250 shares of our common stock. The shares subject to this option will vest in equal annual installments over a period of four years. The exercise price of this option is $42.56 per share, which equaled the closing sale price per share of our common stock as reported on The NASDAQ Stock Market on the date of grant. In November 2019, we granted Dr. Mickle an option to purchase 2,250 shares of our common stock. The shares subject to this option will vest in full and become immediately exercisable upon the achievement of specified product development milestones. The exercise price of this option is $8.2576 per share, which equaled the closing sale price per share of our common stock as reported on The NASDAQ Stock Market on the date of grant. In February 2020, we granted Dr. Mickle an option to purchase 26,250 shares of our common stock. The shares subject to this option will vest in full and become immediately exercisable upon the achievement of specified product development milestones. The exercise price of this option is $5.984 per share, which equaled the closing sale price per share of our common stock as reported on The NASDAQ Stock Market on the date of grant. All shares underlying these options will vest in full and become immediately exercisable upon a change of control of the Company or if the Dr. Mickle is terminated without cause or resigns for good reason (each as defined in Dr. Mickle’s employment agreement, discussed under “Employment Arrangements and Potential Payments upon Termination of Employment” herein). With respect to equity awards that vest based on the attainment of performance goals, the performance goals will be deemed to have met as of the date of termination.

In February 2019, we granted Dr. Guenther an option to purchase 10,000 shares of our common stock. The shares subject to this option will vest in equal annual installments over a period of four years. The exercise price of this option is $42.56 per share, which equaled the closing sale price per share of our common stock as reported on The NASDAQ Stock Market on the date of grant. In November 2019, we granted Dr. Guenther an option to purchase 3,500 shares of our common stock. The shares subject to this option will vest in full and become immediately exercisable upon the achievement of specified product development milestones. The exercise price of this option is $8.2576 per share, which equaled the closing sale price per share of our common stock as reported on The NASDAQ Stock Market on the date of grant. In February 2020, we granted Dr. Guenther an option to purchase 10,000 shares of our common stock. The shares subject to this option will vest in full and become immediately exercisable upon the achievement of specified product development milestones. The exercise price of this option is $5.984 per share, which equaled the closing sale price per share of our common stock as reported on The NASDAQ Stock Market on the date of grant. All shares underlying these options will vest in full and become immediately exercisable upon a change of control of the Company or if the Dr. Guenther is terminated without cause or resigns for good reason (each as defined in Dr. Guenther’s employment agreement, discussed under “Employment Arrangements and Potential Payments upon Termination of Employment” herein). With respect to equity awards that vest based on the attainment of performance goals, the performance goals will be deemed to have met as of the date of termination.

In February 2019, we granted Mr. Clifton an option to purchase 10,000 shares of our common stock. The shares subject to these options will vest in equal annual installments over a period of four years. The exercise price of these options are $42.56 per share, which equaled the closing sale price per share of our common stock as reported on The NASDAQ Stock Market on the date of grant. In November 2019, we granted Mr. Clifton an option to purchase 2,250 shares of our common stock. The shares subject to this option will vest in full and become immediately exercisable upon the achievement of specified product development milestones. The exercise price of this option is $8.2576 per share, which equaled the closing sale price per share of our common stock as reported on The NASDAQ Stock Market on the date of grant. In February 2020, we granted Mr. Clifton an option to purchase 10,000 shares of our common stock. The shares subject to this option will vest in full and become immediately exercisable upon the achievement of specified product development milestones. The exercise price of this option is $5.984 per share, which equaled the closing sale price per share of our common stock as reported on The NASDAQ Stock Market on the date of grant. All shares underlying these options will vest in full and become immediately exercisable upon a change of control of the Company or if the Mr. Clifton is terminated without cause or resigns for good reason (each as defined in Mr. Clifton’s employment agreement, discussed under “Employment Arrangements and Potential Payments upon Termination of Employment” herein). With respect to equity awards that vest based on the attainment of performance goals, the performance goals will be deemed to have met as of the date of termination.

Other Compensation

Other amounts shown in the “All Other Compensation” column in the Summary Compensation Table relate to Company contributions to the 401(k) plan and premiums we paid for life and disability insurance policies on behalf of the named executive officer and tax gross-up payments.

Except for the benefits described above, we do not provide perquisites or personal benefits to our named executive officers. We do, however, pay the premiums for medical, dental and vision insurance and provide dependent care reimbursement for all of our employees, including our named executive officers.

Outstanding Equity Awards at End of 2020

The following table provides information about outstanding stock options held by each of our named executive officers at December 31, 2020. All of these options were granted under our stock incentive plan, or the 2007 Plan, or our 2014 Plan.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Travis C. Mickle, Ph.D.	3,333	—		$93.60	8/17/2022
	1,666	—		$93.60	7/30/2024
	13,750	—		$327.20	9/4/2025
	9,375	—		$201.92	2/10/2026
	10,546	3,516	(1)(2)	$56.80	1/26/2027
	7,031	7,031	(1)(3)	$88.00	1/24/2028
	6,562	19,688	(1)(4)	$42.56	2/5/2029
	2,250	—		$8.2576	11/24/2029
	—	26,250	(1)(5)	$5.984	2/4/2030
Sven Guenther, Ph.D.	1,250	—		$93.60	7/9/2024
	3,125	—		$327.20	9/3/2025
	3,125	—		$201.92	2/10/2026
	3,515	1,172	(1)(2)	$56.80	1/26/2027
	2,343	2,344	(1)(3)	$88.00	1/24/2028
	2,500	7,500	(1)(4)	$42.56	2/5/2029
	3,500	—		$8.2576	11/24/2029
	—	10,000	(1)(5)	$5.984	2/4/2030
R. LaDuane Clifton, CPA	1,333	—		$176.00	4/1/2025
	2,812	—		$292.64	6/25/2025
	937	—		$327.20	9/3/2025
	3,125	—		$201.92	2/10/2026
	3,515	1,172	(1)(2)	$56.80	1/26/2027
	2,343	2,344	(1)(3)	$88.00	1/24/2028
	2,500	7,500	(1)(4)	$42.56	2/5/2029
	2,250	—		$8.2576	11/24/2029
	—	10,000	(1)(5)	$5.984	2/4/2030

(1)

All shares underlying these option grants will vest in full and become immediately exercisable (i) in the event that the option holder is terminated by us without cause or resigns for good reason or (ii) immediately prior to any change in control of KemPharm.

(2)	The shares underlying this option will vest in equal annual installments over a period of four years beginning on January 27, 2018 through January 27, 2021.

(3)	The shares underlying this option will vest in equal annual installments over a period of four years beginning on January 25, 2019 through January 25, 2022.
(4)	The shares underlying this option will vest in equal annual installments over a period of four years beginning on February 6, 2020 through February 6, 2023.
(5)	The shares subject to this option will vest in full and become immediately exercisable upon the achievement of specified product development milestones.

Pension Benefits

Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us during 2020 or 2019.

Nonqualified Deferred Compensation

Our named executive officers did not participate in, or otherwise receive any benefits under, any nonqualified deferred compensation plan sponsored by us during 2020 or 2019.

Non-Employee Director Compensation

The following table sets forth information regarding compensation earned for service on our Board during 2020 by our non-employee directors. Dr. Mickle, our president and chief executive officer, was also a director during 2020 but did not receive any additional compensation for his service as a director. Dr. Mickle’s compensation as an executive officer is set forth above under “Executive Compensation—Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)		Option Awards(1) ($)	Total ($)
Richard W. Pascoe	42,188	(2)	5,899	48,087
Matthew R. Plooster	33,750	(3)	5,899	39,649
Joseph B. Saluri	33,750	(4)	5,899	39,649
David S. Tierney	32,813	(5)	5,899	38,712

(1)

This column reflects the full grant date fair value for options granted during the year as measured pursuant to ASC Topic 718 as stock-based compensation in our financial statements. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting but assumes that the director will perform the requisite service for the award to vest in full. The assumptions we used in valuing options are described in Note L to our audited financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2019.

(2)	Represents stipends awarded for Mr. Pascoe’s service on our Board, as our lead independent director, as a member of our Compensation Committee and as the chairman of our Audit Committee during 2020.
(3)	Represents stipends awarded for Mr. Plooster’s service on our Board, as the chairman of our Compensation Committee and as a member of our Nominating and Corporate Governance Committee during 2020.
(4)	Represents stipends awarded for Mr. Saluri’s service on our Board, as a member of our Audit Committee and as the chairman of our Nominating and Corporate Governance Committee during 2020.
(5)

Represents stipends awarded for Mr. Tierney’s service on our Board, as a member of our Compensation Committee, as a member of our Nominating and Corporate Governance Committee and as a member of our Audit Committee during 2020.

The table below shows the aggregate number of option awards outstanding for each of our non-employee directors as of December 31, 2020:

Name	Aggregate Option Awards Outstanding (#)
Richard W. Pascoe	7,020	(1)
Matthew R. Plooster	7,312	(2)
Joseph B. Saluri	7,020	(1)
David S. Tierney	7,020	(1)

(1)

As of December 31, 2020, 5,145 shares underlying these options were vested. The remaining 1,875 shares underlying these options will vest on the earlier of (i) June 19, 2021 or (ii) one day prior to the date of the 2021 annual meeting of stockholders.

(2)

As of December 31, 2020, 5,437 shares underlying these options were vested. The remaining 1,875 shares underlying these options will vest on the earlier of (i) June 19, 2021 or (ii) one day prior to the date of the 2021 annual meeting of stockholders.